Schedule of Carrying Amount and Classification of Assets and Liabilities as Consolidated (Detail) (NorthStar 3 LLC, USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
NorthStar 3 LLC
Variable Interest Entity [Line Items]
Cash and Cash Equivalents	$ 14	$ 10
Wells and Facilities in Progress	4,559	5,059
Total Assets	4,573	5,069
Accounts Payable	6	134
Note Payable	4,633	4,935
Total Liabilities	$ 4,639	$ 5,069